Exhibit 10.2.6

Execution Version

WAIVER AND AMENDMENT NO. 5 TO CREDIT AGREEMENT AND GUARANTY

This WAIVER AND AMENDMENT NO. 5 TO CREDIT AGREEMENT AND GUARANTY, dated as of September 14, 2026 (this “Agreement”), by and among vVARDIS AG, a Swiss corporation (Aktiengesellschaft) (the “Borrower”), vVARDIS Holding AG, a Swiss corporation (Aktiengesellschaft) (the “Parent”), certain Subsidiaries of the Parent party hereto, the Lenders party hereto, and ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV, LP, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Agent”).

RECITALS

WHEREAS, reference is made to the Credit Agreement and Guaranty, dated as of February 6, 2025 (as amended, supplemented or otherwise modified and in effect prior to the date hereof, the “Existing Credit Agreement,” and as further amended by this Agreement, the “Credit Agreement”), by and among the Parent, the Borrower, certain Subsidiaries of the Parent from time to time party thereto, the Lenders (as defined therein) from time to time party thereto and the Agent;

WHEREAS, the Obligors have requested that the Lenders amend a certain provision of the Existing Credit Agreement as set forth herein; and

WHEREAS, the Obligors have requested that the Lenders waive a certain Event of Default that has occurred as a result of the failure of the Parent to timely comply with the affirmative covenant set forth in Section 8.20(a) of the Existing Credit Agreement with respect to the winddown of Swiss Beauty LTD, an Israeli limited liability company (the “Specified Default”); and

WHEREAS, the Lenders and the Agent are willing to do so, all subject to the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINED TERMS, WAIVER, AMENDMENT

SECTION 1.01.  Defined Terms. Unless otherwise defined in this Agreement, capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

SECTION 1.02.  Waiver. Subject to the occurrence of the Fifth Amendment Effective Date (as defined below), the Agent and the Lenders hereby waive the Specified Default. Notwithstanding anything set forth herein to the contrary, the Agent and the Lenders have not waived, are not waiving, and nothing contained herein or otherwise shall constitute or be deemed to constitute a waiver of any other Default or Event of Default that may exist on the date hereof, or any other Default or Event of Default that may occur after the date hereof.

SECTION 1.03.  Amendment to the Existing Credit Agreement. Subject to the occurrence of the Fifth Amendment Effective Date, Section 8.20(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)          No later than June 30, 2026 (or such later date as the Agent may agree in its sole discretion, including by email), the Parent shall, and shall cause each of its applicable Subsidiaries to (i) dissolve, wind up or merge with and into another Obligor (with such other Obligor being the surviving entity) each of SSB Marketing GmbH, a Swiss limited liability company and Swiss Beauty LTD, an Israeli limited liability company (collectively, the “Specified Entities”), (ii) distribute or otherwise transfer substantially all of the asset of each Specified Entity to the Borrower or another Obligor prior to the final dissolution (or merger) of such Specified Entity, and (iii) take any actions required under Section 8.12 and the applicable Security Documents in order to perfect, register and/or record the Liens or security interests in such assets transferred to the Borrower or other Obligor, as applicable, if any; provided, that, notwithstanding anything to the contrary herein or in any Loan Document, with respect to Swiss Beauty LTD, the deadline to comply with the foregoing requirements shall be March 14, 2027.

ARTICLE II

ACKNOWLEDGEMENT, AGREEMENT AND CONSENT

AND REPRESENTATIONS AND WARRANTIES

In order to induce the Agent and the Lenders to enter into this Agreement, the Parent and each other Obligor hereby acknowledges, consents, agrees, represents and warrants as follows:

SECTION 2.01.  Immediately before and after giving effect to this Agreement and other than as set forth in the proviso below, (i) the representations and warranties set forth in each Loan Document (including this Agreement) that are qualified by materiality, Material Adverse Effect or the like shall, in each case, be true and correct and (ii) the representations and warranties set forth in each Loan Document that are not qualified by materiality, Material Adverse Effect or the like shall, in each case, be true and correct in all material respects.

SECTION 2.02.  Both immediately before and after the Fifth Amendment Effective Date, no Default or Event of Default has occurred and is continuing (other than the Specified Default), or could reasonably be expected to result from the execution, delivery and performance of this Agreement or the transactions contemplated hereby.

ARTICLE III

CONDITIONS PRECEDENT

SECTION 3.01.  Conditions to Effectiveness of this Agreement. The terms and provisions of this Agreement shall only become effective upon, and shall be subject to, the prior or simultaneous satisfaction or waiver (in writing) of each of the following conditions precedent in a manner reasonably satisfactory to the Agent (the date of satisfaction or waiver of such conditions being referred to as the “Fifth Amendment Effective Date”):

(a)          Waiver and Amendment. The Agent shall have received this Agreement, duly executed by the Borrower, the Parent, the Agent and each of the Lenders party hereto.

(b)          Evidence of SSB Marketing GmbH Winddown. The Agent shall have received a certificate from the Parent, in form and substance reasonably satisfactory to the Agent, certifying that SSB Marketing GmbH, a Swiss limited liability company, has been wound down in compliance with the requirements of Section 8.20(a) of the Credit Agreement.

ARTICLE IV

MISCELLANEOUS

SECTION 4.01.  Governing Law; Jurisdiction; Jury Trial. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York. The jurisdiction and waiver of jury trial provisions set forth in Sections 14.10 and 14.11 of the Credit Agreement, respectively, are incorporated herein by reference mutatis mutandis.

SECTION 4.02.  Effect of this Agreement.

(a)          This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and each other Loan Documents. The Obligors party hereto agree that all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and other Loan Documents shall, except as expressly set forth in this Agreement, remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment and waiver set forth herein shall be limited precisely as provided for herein to the provision expressly amended herein and shall not be deemed to be a waiver of, consent to, amendment to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders or the Agent under the Credit Agreement or any other Loan Document. Except as expressly set forth herein, the Existing Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b)          The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any holder of the Agent or any Lender under any Loan Document or applicable Law, nor constitute a waiver of any provision of the Credit Agreement.

(c)          Except as expressly set forth in this Agreement, this Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of any Secured Party under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Agreement shall be construed to imply any willingness on the part of any Secured Party to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

SECTION 4.03.  No Novation. This Agreement is not intended by the parties to be, and shall not be construed to be, a novation of the Existing Credit Agreement, any other Loan Document or any Obligation thereunder.

SECTION 4.04.  Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission (in PDF format) shall be effective as delivery of a manually executed counterpart hereof. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile or .pdf signature) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary.

SECTION 4.05.  Binding Nature. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that no Obligor may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Agent.

SECTION 4.06.  Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

SECTION 4.07.  Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by any applicable Law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof.

SECTION 4.08.  Integration. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all previous agreements and understanding, oral or written, relating to the subject matter hereof.

SECTION 4.09.  Waiver and Release. TO INDUCE THE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AGREEMENT, THE PARENT, THE BORROWER AND ITS AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT, AS OF THE DATE HEREOF, THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES OF, OR DEFENSES OR COUNTERCLAIMS TO, THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THE RELEASING PARTIES:

(a)          WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF.

(b)          FOREVER RELEASE, RELIEVE, AND DISCHARGE THE AGENT AND THE LENDERS AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.

(c)          IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AGREEMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

(d)          COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AGREEMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING.

(e)          REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

(f)          ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date hereof.

PARENT: VVARDIS HOLDING AG

By:	/s/ Haleh Abivardi Brönner
Name: Haleh Abivardi Brönner
Title: Co-CEO

BORROWER: VVARDIS AG

By:	/s/ Thomas Rondot
Name: Thomas Rondot
Title: CFO

[Signature Page to Waiver and Amendment No. 5 to Credit Agreement]

SUBSIDIARY GUARANTORS: SWISS SHINE BEAUTY AG

By:	/s/ Thomas Rondot
Name: Thomas Rondot
Title: CFO

SSB HOLDING US INC.
By:	/s/ Thomas Rondot
Name: Thomas Rondot
Title: CFO

CREDENTIS AG

By:	/s/ Thomas Rondot
Name: Thomas Rondot
Title: CFO

VVARDIS INC.

By:	/s/ Thomas Rondot
Name: Thomas Rondot
Title: CFO

SSB OPERATION GMBH

By:	/s/ Thomas Rondot
Name: Thomas Rondot
Title: CFO

[Signature Page to Waiver and Amendment No. 5 to Credit Agreement]

AGENT: ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV, LP By: OrbiMed ROF IV LLC, its General Partner By: OrbiMed Advisors LLC, its Managing Member

By:	/s/ Matt Rizzo
Name: Matt Rizzo
Title: Member

LENDERS: ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV OFFSHORE, LP By: OrbiMed ROF IV LLC, its General Partner By: OrbiMed Advisors LLC, its Managing Member

By:	/s/ Matt Rizzo
Name: Matt Rizzo
Title: Member

ORBIMED ROYALTY & CREDIT OPPORTUNITIES IV, LP By: OrbiMed ROF IV LLC, its General Partner By: OrbiMed Advisors LLC, its Managing Member

By:	/s/ Matt Rizzo
Name: Matt Rizzo
Title: Member

[Signature Page to Waiver and Amendment No. 5 to Credit Agreement]